Unamortized Financing Costs and Net Carrying Amount (Detail)	Dec. 31, 2015 USD ($)
Unamortized Debt Issuance Costs	$ 10,091
6% convertible notes, due October 21, 2016
Principal	2,100,000
Unamortized Debt Issuance Costs	10,091
Net Carrying Amount	$ 2,089,909